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                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2)

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-12


                               QLOGIC CORPORATION
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                (Name of Registrant as Specified In Its Charter)

                                       N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                                EXPLANATORY NOTE

QLogic Corporation, a Delaware corporation ("QLogic"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission on August 9, 2001 in connection with the solicitation of proxies for the QLogic 2001 Annual Meeting of Stockholders to be held on August 28, 2001. The following letter is being sent on or about August 9, 2001 to all QLogic stockholders of record as of June 29, 2001 for the reasons described herein.



                               QLogic Corporation
                            26600 Laguna Hills Drive
                          Aliso Viejo, California 92656
                                 (949) 389-6000


Dear QLogic Corporation Stockholder:

     In late July 2001, we mailed to you a Notice of Annual Meeting of Stockholders of QLogic Corporation to be held on August 28, 2001, together with a Proxy Statement, proxy card and summary Annual Report to Stockholders. Unfortunately, our Annual Report on Form 10-K for the year ended April 1, 2001 was not included with the proxy solicitation materials.

     Therefore, we are now providing you with our Annual Report on Form 10-K for the year ended April 1, 2001, along with an additional copy of the Notice of Annual Meeting of Stockholders and Proxy Statement. Also enclosed is a new proxy card, replacing the one previously mailed to you, which is solicited on behalf of the Board of Directors of QLogic for use at the Annual Meeting.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, AND WHETHER OR NOT YOU HAVE PREVIOUSLY RETURNED A PROXY CARD TO QLOGIC, PLEASE MARK, DATE, SIGN, AND RETURN THE ENCLOSED NEW PROXY CARD IN THE ACCOMPANYING POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE. IF YOU VOTED ELECTRONICALLY USING THE IDENTIFICATION NUMBER ON THE PROXY CARD PREVIOUSLY SENT TO YOU, PLEASE RE-VOTE ELECTRONICALLY USING THE IDENTIFICATION NUMBER ON THE ENCLOSED NEW PROXY CARD. Returning the enclosed proxy card or voting electronically will not prevent you from attending the Annual Meeting and voting in person if you wish to do so.

     It is important that your shares be represented at the Annual Meeting and your vote is very important to us. We apologize for any inconvenience and thank you for your continued interest in QLogic Corporation.

     ANY STOCKHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Sincerely,

                                          Michael R. Manning
                                          Secretary

Aliso Viejo, California
August 7, 2001